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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report January 21, 2000
              (Date of earliest event reported: January 19, 2000)



                              HARBINGER CORPORATION
                (Exact name of Company specified in its charter)



          GEORGIA                                 0-26298                             58-1817306
(State or other jurisdiction of         (Commission File Number)           (IRS Employer Identification No.)
incorporation or organization)





          1277 LENOX PARK BOULEVARD, ATLANTA, GEORGIA            30319
           (Address of principal executive offices)            (Zip Code)







                                 (404) 467-3000
                (Company's telephone number, including area code)


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Item 5.  Other Events.

Harbinger Corporation issued a press release on January 19, 2000, the text of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma financial Information and Exhibits.

         (c) Exhibits. Text of Press Release of Harbinger Corporation, dated January 19, 2000.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HARBINGER CORPORATION


                                        /s/  James M. Travers
                                        ----------------------------------------
                                        James M. Travers
                                        President and Chief Executive Officer




Date:  January 21, 2000

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                                  EXHIBIT INDEX


       Exhibit

         99.1 Text of Press Release of Harbinger Corporation, dated January 19, 2000.